HORIZON FUNDS

Horizon Active Asset Allocation Fund

Horizon Active Risk Assist® Fund

Horizon Active Income Fund

Horizon Active Dividend Fund

Horizon Defined Risk Fund

Horizon ESG Defensive Core Fund

Horizon U.S. Defensive Equity Fund

(the “Funds”)

Supplement dated December 7, 2021

to the Statement of Additional Information (“SAI”)

This supplement makes the following amendments to disclosures in the Funds’ SAI dated March 30, 2021 effective immediately:

The Investment Adviser information is revised as follows:

Horizon Investments, LLC, a South Carolina limited liability company, serves as investment adviser to each of the Funds. Horizon has been an investment adviser since 1995, and serves individuals, mutual funds, employee benefit plans, trusts and corporations. Horizon maintains its principal offices at 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277. Under the terms of its Investment Advisory Agreement with each Fund, Horizon is responsible for formulating each Fund’s investment program, making day-to-day investment decisions and engaging in portfolio transactions. Horizon provides office space, services and equipment and assistance in supervising matters relating to the Funds’ operations. Horizon is controlled by ACP Horizon Holdings, L.P., an entity affiliated with Altamont Capital Management, LLC, a private investment firm. As of December 31, 2020, Horizon managed approximately $6.2 billion in client assets.

The Trustees and Officers table is revised as follows:

Independent Trustees

Name, Address* and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
John W. Davidson Year of Birth: 1946	Trustee; Indefinite Term of Office (since 2015)	Creator, author and founder of John Davidson’s Economic Comments (2009-2018).	7	Trustee, AdvisorOne Funds (7 portfolios).
Todd W. Gaylord Year of Birth: 1975	Trustee; Indefinite Term of Office (since 2015)	Consultant (financial services) since 2012; Owner, McCauley Street Partners, Inc. (real estate brokerage firm) (2009-2014); Vice President, Corporate Bond, Syndicated Loan, and Credit Default Swap Trader, Wachovia Securities (2005-2008).	7	None
Thomas W. Okel Year of Birth: 1962	Trustee; Indefinite Term of Office (since 2015)	Executive Director (2011-2019), Catawba Lands Conservancy; Global Head of Syndicated Capital Markets (1998-2010), Bank of America Merrill Lynch.	7	Trustee, Barings Funds Trust (8 portfolios); Trustee, Barings Global Short Duration High Yield Fund (1 portfolio). Trustee, Barings BDC, Inc. Trustee, Barings Private Investment Corporation. Trustee, Barings Capital Investment Corporation

Interested Trustees and Officers

Name, Address* and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
John Drahzal ** Year of Birth: 1966	Interested Trustee Indefinite Term of Office (since 2021) and President; One Year Term of Office (since 2021)	CEO and President of Horizon Investments, LLC (CEO November 2021 - present and President December 2020- present); Various Positions at Horizon Investments (2017-2020).	7	None
Matthew Chambers Year of Birth: 1976	Vice President, Chief Compliance Officer and Secretary; One Year Term of Office (since 2015)	General Counsel and Chief Compliance Officer of Horizon Investments, LLC, December 2014-present; Attorney, Kilpatrick Townsend & Stockton, 2008 - 2014	Not Applicable	Not Applicable
Steve Terry Year of Birth: 1980	Treasurer; One Year Term of Office (since October 2018)	Head of Finance and Business Systems of Horizon Investments, LLC, August 2016-present; Co-Founder, Catamaran Investment Partners, 2015-August 2016; Principal, Intersection Partners, 2011-2015	Not Applicable	Not Applicable

*	The address for each Trustee and officer is 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277.
**	Mr Drahzal is considered an “interested person” of the Trust, as defined in the 1940 Act, because of his current position with the Adviser.

The first paragraph under Board Leadership Structure is revised as follows:

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Trust’s Board includes three Independent Trustees and one Interested Trustee. Mr. Okel, an Independent Trustee, serves as Chair of the Board. The Board has determined that this is an appropriate structure for the Trust because, among other things, the Board’s small size and the small number of Funds in the Trust permit Trust management to communicate with each independent Trustee as and when needed, and permit each Independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function.

Relevant biographical information under the heading Information about Each Trustee’s Qualification, Experience, Attributes or Skills is revised as follows:

John W. Davidson. Mr. Davidson is currently a board member of AdvisorOne Funds, where he is the lead independent trustee. He has over 35 years of industry experience, including positions with investment management responsibility for separate institutional accounts, mutual funds, trusts, and insurance assets. Mr. Davidson was most recently the President of PartnerRe Asset Management Corporation.

John Drahzal. Mr. Drahzal has been the President of the Adviser since December 2020 and the CEO of the Adviser and President of the Trust since November 2021. Previously, Mr. Drahzal served as head of distribution for Prudential Investments, and President of Reich & Tang, an investment affiliate of Natixis Global Asset Management. Mr. Drahzal began his career at Victory Asset Management where he helped launch their mutual fund business, The Victory Funds.

Todd W. Gaylord. Mr. Gaylord has received CPA and CFA designations, and worked in various capacities on trading floors for Bank of America and Wachovia Securities from 1999-2008 trading corporate bonds, syndicated loans, and credit default swaps. In recent years he has been active in real estate and private equity investing, as well as financial consulting.

Thomas W. Okel. Mr. Okel was most recently the Executive Director of Catawba Lands Conservancy, which is a nonprofit land trust that works with willing landowners to save land in North Carolina's Southern Piedmont to preserve a healthy, natural environment for future generations. He is also a trustee of Babson Capital Global Short Duration High Yield Fund and Barings Funds Trust. Tom previously served as Global Head of Syndicated Capital Markets at Bank of America Merrill Lynch and managed capital markets, sales, trading and research for the United States, Europe, Asia and Latin America.

The Compensation of Trustees information is revised as follows:

The Trust pays each Trustee of the Trust who is not an interested person an annual retainer of $60,000 for each fiscal year plus $10,000 for attendance at an in-person board meeting or $1,000 for attendance by telephone. In every instance, the cost of the fees are to be allocated among the participating Funds in accordance with a formula that takes into account the overall asset size of each affected Fund. The Trust also reimburses the Trustees for travel and other expenses incurred in attending meetings of the Board. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any direct compensation from the Trust. No other compensation or retirement benefits are received by any Trustee or officer from the Funds.

The table below reflects the amount of compensation received by each Trustee during the fiscal year ended November 30, 2021:

Name of Trustee	Aggregate Compensation from Funds	Pension or Retirement Benefits Estimated Accrued as Part of Trust Expense	Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid To Trustees
John Drahzal (Interested Trustee)	$0	$0	$0	$0
John W. Davidson	$100,000	$0	$0	$100,000
Todd W. Gaylord	$100,000	$0	$0	$100,000
Thomas W. Okel	$100,000	$0	$0	$100,000

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if such Trustee is removed, resigns or is subject to various disabling events such as death or incapacity.

The information under Trustee Ownership of Fund Shares and Other Interests is revised as follows:

The following table shows, for each Trustee, the aggregate dollar range of equity securities in the Funds owned by the Trustees as of December 31, 2020, stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; and E = over $100,000.

Name of Fund	John Drahzal Interested Trustee	John W. Davidson Independent Trustee	Todd W. Gaylord Independent Trustee	Thomas W. Okel Independent Trustee
Active Asset Allocation Fund	A	C	E	C
Active Risk Assist Fund	E	C	A	A
Active Income Fund	A	A	A	A
Active Dividend Fund	A	A	A	A
Defined Risk Fund	A	D	A	A
Defensive Fund	A	A	A	A
ESG Fund	A	A	A	A
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies	E	E	E	C

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Please retain this supplement for your reference.